UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

SOLLENSYS CORP
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2475 Palm Bay Rd. NE, Suite 120

Palm Bay, FL 32905

(Address of principal executive offices)

(866) 438-7657

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021 by Sollensys Corp (the “Company”), on October 26, 2021, the Company entered into a Merger Agreement (“Merger Agreement”) by and among (i) the Company; (ii) S-CC Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-CC Merger Sub”); (iii) S-Solutions Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-Solutions Merger Sub”); (iv) Celerit Corporation (“Celerit”); (v) Celerit Solutions Corporation (“Celerit Solutions”); and (vi) Terry Rothwell.

Pursuant to the terms of the Merger Agreement, if the Merger did not close by January 31, 2022, the Merger Agreement would terminate.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on February 3, 2022 by the Company, on January 28, 2022, the parties to the Merger Agreement entered into an Amendment to Merger Agreement, dated as of January 28, 2022, pursuant to which the parties agreed to extend the closing deadline to March 31, 2022.

On March 31, 2022, the parties to the Merger Agreement, as amended, entered into the Second Amendment to Merger Agreement, dated as of March 31, 2022 (the “Second Amendment”), pursuant to which the parties agreed to extend the closing deadline to April 7, 2022. In addition, the parties agreed that the following changes to the terms and conditions of the Merger Agreement, as amended, have been agreed to in principal and that between March 31, 2022 and April 7, 2022, the parties would reasonably cooperate to agree on amendments to the Merger Agreement, as amended, to reflect the same; provided, however, that the parties agreed that the following provisions would not be binding on the parties unless and until a formal amendment of the Merger Agreement, as amended, reflecting such provisions is executed by the parties:

(a)	The Merger Consideration (as such term is defined in the Merger Agreement, as amended) shall be (i) 4,000,000 shares of Company common stock issued to Terry Rothwell on April 7, 2022, (ii) $2,705,000 in cash, of which $10,000 shall be paid on the execution of the definitive amendment of the Merger Agreement reflecting the terms herein, and (iii) one Sollensys Blockchain Server Distributive Data Center loaded with Sollensys Application Software (R4 Enterprise) (currently 32 Dell units) or equivalent.

(b)	The remaining $2,695,000 of the cash Merger Consideration will be paid via a promissory note between the Company and Terry Rothwell, which shall be due and payable on or before June 30, 2022, and if not repaid at that time will bear interest thereafter at the rate of 6% annually.

(c)	The closing of the CRE Transactions (as such term is defined in the Merger Agreement, as amended) and the repayment of the note will occur when the Company has obtained the $6,000,000 in financing from one or more of its sources, and the CRE Transactions will be subject to a separate agreement (“CRE Agreement”) to be entered into by the applicable parties. The purchase price for the real estate in the CRE Transactions will be $3,295,000.

(d)	In the event that the CRE Transactions do not close on or before June 30, 2022, rent on the facilities to be acquired in the CRE Transactions will increase by $50,000 per month and continue as provided in the CRE Agreement.

(e)	At the closing, the Company will enter into an agreement with Terry Rothwell and George Benjamin Rothwell for the use of two Sollensys Server Centers owned by the Rothwells for total payments of $100,000 per month until the second to die of Terry Rothwell and George Benjamin Rothwell, with no costs or obligations for either Terry Rothwell or George Benjamin Rothwell.

(f)	Immediately upon closing, the Company will assign to Celerit exclusive rights and responsibility for sales, support and service of all Company products and services offered to banks and financial institutions (collectively, the “Banking Industry”). Any Company contracts, agreements or arrangements of any nature that involve Company sales or services to the Banking Industry will, immediately upon closing, be assigned to Celerit for administration and performance.

(g)	At the closing, Terry Rothwell will join the Company’s Board of Directors and Anthony Nolte and Donald Beavers will join the Celerit Board of Directors and the Celerit Solutions Board of Directors. All current Celerit and Celerit Solutions officers will remain in place unless otherwise agreement, and all Celerit and Celerit Solutions employees shall initially remain employed.

(h)	Once the amendment to the Merger Agreement reflecting the above terms has been executed, the parties will commence completion of the audit of Celerit and Celerit Solutions for 2021, and the Company will pay for the costs of such audit.

Except as set forth above, all other terms of the Merger Agreement, as amended, remain in full force and effect.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, filed as Exhibit 10.3 hereto, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 5, 2022, the Company issued a press release announcing extension of the merger closing deadline and agreement in principle to certain amendments to the Merger Agreement, as amended.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Merger Agreement, dated as of October 26, 2021, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc., Celerit Corporation, Celerit Solutions Corporation, and Terry Rothwell (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on October 29, 2021).
10.2	Amendment to Merger Agreement, dated as of January 28, 2022, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc.; Celerit Corporation; Celerit Solutions Corporation; and Terry Rothwell (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on February 3, 2022).
10.3	Second Amendment to Merger Agreement, dated as of March 31, 2022, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc.; Celerit Corporation; Celerit Solutions Corporation; and Terry Rothwell.
99.1	Press release of the registrant dated April 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP

Dated: April 5, 2022	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer

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